Exhibit 10.37

SECOND AMENDED AND RESTATED SENIOR SUBORDINATION AGREEMENT

This SECOND AMENDED AND RESTATED SENIOR SUBORDINATION AGREEMENT (this “Agreement”), dated as of May 3, 2006 between Laurus Master Fund, Ltd., a Cayman Islands company (the “Junior Creditor”) and Bank of America, N.A., formerly known as Fleet Capital Corporation (the “Senior Lender”).

W I T N E S S E T H :

WHEREAS, the Senior Lender, IWT Tesoro Corporation (“Parent”), International Wholesale Tile, Inc. (“IWT”), the Tile Club, Inc. (“Tile Club”) and Import Flooring Group, Inc. (“Import Flooring”, and together with Parent, IWT and Tile Club, each a “Borrower” and collectively, “Borrowers”) are parties to a certain Amended and Restated Loan and Security Agreement dated as of December 31, 2004 (as amended, restated, supplemented, replaced or otherwise modified from time to time, the “Senior Loan Agreement”) under which the Senior Lender has made or may make loans and other financial accommodations to Borrowers; and

WHEREAS, pursuant to the Senior Loan Agreement, Borrowers have granted in favor of the Senior Lender a lien on and security interest in (collectively, the “Senior Lien”) substantially all of the assets and property of Borrowers as security for their obligations to the Senior Lender under the Senior Loan Agreement; and

WHEREAS, the Junior Creditor and Borrowers are parties to (i) a certain Security Agreement dated August 25, 2005 (as amended, supplemented or otherwise modified from time to time, the “Security Agreement”), (ii) a Securities Purchase Agreement dated February 10,  2006 (as amended, supplemented or otherwise modified from time to time, the “Securities Purchase Agreement”), (iii) a Securities Purchase Agreement dated May     , 2006 (as amended, supplemented or otherwise modified from time to time, the “May Securities Purchase Agreement”, together with the Security Agreement and the Securities Purchase Agreement, individually and collectively, as amended, supplemented or otherwise modified from time to time, the “Junior Agreement”) under which the Junior Creditor has provided certain loans as evidenced by certain notes (“Promissory Notes”) including, (i)a Secured Convertible Term Note dated February 10, 2006 (as amended, supplemented or otherwise modified from time to time, the “Secured Convertible Term Note”) issued by Borrowers to the Junior Creditor, and (ii) a Secured Term Note dated May 2, 2006 (as amended, supplemented or otherwise modified from time to time, the “Secured Term Note”) (the Promissory Notes, including the Secured Convertible Term Note and the Secured Term Note, individually and collectively, the “Junior Note”); and

WHEREAS, pursuant to the Junior Agreement and the Junior Note, Borrowers have granted in favor of the Junior Creditor a lien on and security interest in (collectively, the “Junior Lien”) substantially all of the assets and property of Borrowers as security for their obligations to the Junior Creditor under the Junior Agreement; and

WHEREAS, the transactions described above are prohibited by the Senior Loan Agreement and Borrowers have requested the Senior Lender to provide, and the Senior Lender has agreed to provide of even date herewith, a consent and waiver to permit the consummation of such transactions (the “Senior Consent”); and

WHEREAS, it is a condition precedent to the effectiveness of the Senior Consent that, among other things, the Junior Creditor shall have executed and delivered this Agreement subordinating its rights with respect to the Junior Obligations (as defined below) to the rights of the Senior Lender with respect to the Senior Obligations (as defined below) and that Borrowers shall have acknowledged this Agreement;

NOW, THEREFORE, in consideration of the promises contained herein and to induce the Senior Lender to enter into the Senior Consent, the Junior Creditor hereby agrees as follows:

SECTION 1.                            Definitions.  Capitalized terms used but not defined herein shall have the meanings given to them in the Senior Loan Agreement, and the rules of usage set forth therein shall apply hereto.

SECTION 2.                            Subordination.

(a)                                  All Junior Obligations, and all rights and remedies of the Junior Creditor with respect thereto, are and shall continue at all times to be subject, subordinate and junior in right of payment to the Senior Obligations including, without limitation, all interest on the Senior Obligations at the rate stated in the Senior Loan Agreement from the date of the filing by or against any Borrower of a petition under any bankruptcy, insolvency or similar law or commencement of any voluntary or involuntary bankruptcy, receivership or insolvency proceedings (“Insolvency Event”) to the date of the indefeasible payment in full in cash of the Senior Obligations (all such interest from and after an Insolvency Event, “Postpetition Interest”) and the termination of the Commitment (as defined in Section 2(b) below).  The term “Junior Obligations,” as used in this Agreement, shall mean and include the principal amount of and the premium, if any, and interest (including without limitation all Postpetition Interest) on any and all indebtedness and other monetary obligations of Borrowers to the Junior Creditor together with all fees, costs and expenses relating thereto, whether direct or contingent, now or hereafter existing, due or to become due to, or held or to be held by, the Junior Creditor, whether created directly or acquired by assignment or otherwise including, without limitation, all principal of and premium, if any, and interest (including without limitation all Postpetition Interest) on or under the Junior Agreement, the Junior Note (including extensions, modifications, refinancings, renewals and refundings thereof), and any other note or notes or any other agreement between Borrowers, on the one hand, and the Junior Creditor, on the other hand (the Junior Agreement, the Junior Note, and such other note or notes or other agreement between Borrowers and the Junior Creditor and any and all other instruments, agreements or documents executed or delivered in connection therewith, as any of the foregoing may have been or may be amended, modified, extended, restated or replaced from time to time, are referred to collectively herein as the “Junior Documents”).  The term “Senior Obligations,” as used in this Agreement, shall mean and include the principal amount of and the premium, if any, and interest (including without limitation Postpetition Interest) on all of the Obligations including, without limitation, all fees, costs and expenses relating thereto, whether direct or contingent, now or hereafter existing, due or to become due to, or held or to be held by, the Senior Lender, whether created directly or acquired by assignment or otherwise (including increases, extensions, modifications, refinancings, renewals and refundings thereof) specifically including all such Obligations arising under and/or in relation to the Senior Loan Agreement and the Note(s) issued thereunder, provided, however, the principal amount of the Senior Obligations at any time shall not exceed an amount equal to the sum of (i) the Borrowing Base determined by Senior Lender in accordance with the terms of the Senior Loan Agreement as in effect on the date hereof plus (ii) an amount equal to ten percent (10%) of the Borrowing Base as determined by Senior Lender in accordance with the terms of the Senior Loan Agreement as in effect on the date hereof and the amount by which the principal amount of the Senior Obligations exceed such limitation being referred to as the “Excluded Portion” (the Senior Loan Agreement, the Note(s) issued thereunder, and other note or notes or other agreement between Borrower and the Senior Lender and any and all other instruments, agreements or documents executed or delivered in connection therewith, as any of the foregoing may have been or may be amended, modified, extended, restated or replaced from time to time, are referred to collectively herein as the “Senior Loan Documents”).

(b)                                 Except for the payments specified in Section 2(c), conversion of any of the Junior Obligations into common stock of Parent and Reorganized Securities (as such term is hereinafter defined), no Borrower shall make and the Junior Creditor shall not receive or accept any payment on the Junior Obligations, whether as principal, premium, interest or otherwise, unless and until all the Senior Obligations including, without limitation, all Postpetition Interest, have been indefeasibly paid in full in cash, and the obligation (the “Commitment”) of the Senior Lender to make loans and advances under the Senior Loan Agreement has been terminated.

(c)                                  The Junior Creditor may receive, accept and retain (i) regularly scheduled monthly interest payments under the Promissory Notes and the Security Agreement and payments of principal under the Junior Note and the Security Agreement so that the principal amount of the loans outstanding thereunder do not exceed the Formula Amount (as such term is defined in the Security Agreement) at such date, and (ii) regularly scheduled monthly principal and interest payments under the Secured Convertible Term Note and the Secured Term Note, unless (i) (A) a payment default has occurred under the Senior Loan Agreement (“Senior Payment Default”) and is continuing with respect to which the Junior Creditor has received from the Senior Lender a notice (“Senior Lender Payment Default Notice”) prohibiting the Junior Creditor from receiving, collecting or accepting any of the foregoing payments and from commencing any Enforcement Action (as defined below) and (B) the Junior Creditor has not received a written notice from the Senior Lender rescinding the Senior Lender Payment Default Notice or (ii) (A) a default other than a Senior Payment Default has occurred under the Senior Loan Agreement and is continuing with respect to which Junior Creditor has received a notice (“Senior Non-Payment Default Notice”) and (B) the Junior Creditor has not received a written notice from the Senior Lender rescinding the Senior Lender Non-Payment Default Notice except that Junior Creditor shall be entitled to receive payments in respect of the Junior Obligations that as of such time would otherwise have been allowed had no Senior Lender Non-Payment Default Notice shall have been given upon expiration of a period of 180 days from the date of the Senior Lender Non-Payment Default Notice, provided that nothing in this subsection (c) shall prohibit (x) the accrual (but not the payment to the Junior Creditor) of interest on the Junior Obligations at the default rate in accordance with the terms of the Junior Agreement or the Junior Note following the occurrence of an event of default under the Junior Agreement or the Junior Note and (y) the conversion of any of the Junior Obligations into common stock of Parent.

(d)                                 If the Junior Creditor shall receive any payment or prepayment (including from any account debtor under any accounts receivable of any Borrower) on the Junior Obligations that it is not entitled to receive under this Agreement, the Junior Creditor, will hold any amount so received pursuant to an express trust for the Senior Lender separate and segregated from any other funds and assets of the Junior Creditor and shall, as soon as possible, turn over such payment to the Senior Lender in the form received (together with any necessary endorsements) to be applied to the Senior Obligations.  Notwithstanding anything to the contrary contained in this Agreement, nothing in this Agreement shall prohibit the conversion of any of the Junior Obligations into common stock of Parent.

(e)                                  At any time when Junior Creditor is prohibited from receiving payments with respect to the Junior Obligations or taking an Enforcement Action, unless and until the Senior Obligations shall have been indefeasibly paid in full in cash and the Commitment has been terminated, the Junior Creditor will not accelerate the maturity of the Junior Obligations or commence any action or proceeding against any Borrower to recover all or any part of the Junior Obligations, or join with any other creditor in doing so, unless (i) in the case of the acceleration of the Junior Obligations, only if the Senior Lender has (x) accelerated the Senior Obligations, (y) commenced exercising its rights and remedies against any Borrower and/or the Collateral pursuant to such acceleration and (z) either the Senior Lender has given its prior written consent to the Junior Creditor or the Junior Creditor would irrevocably lose any legal rights against any Borrower and/or the Collateral if it does not commence or join in any action or proceeding, or (ii) in the case of any action or proceeding brought against any Borrower under any bankruptcy, insolvency or similar law or any other proceeding the result of which could give rise to an Insolvency Event (as defined below), the Senior Lender shall have joined therein.  Notwithstanding anything else to the contrary contained in this Agreement, (a) the Junior Creditor shall not take any action with respect to the Collateral unless and until it has provided the Senior Lender with ten (10) days advance written notice except that Junior Creditor shall not be required to provide such ten (10) day notice when the necessary equitable relief is being requested on an emergency basis; provided, however, the Junior Credit shall provide notice to the Senior Lender as soon as practicable in such cases and (b) the Junior Creditor shall not take any action with respect to the Collateral if the Senior Lender shall have given written notice to the Junior Creditor during such ten (10) day period that such action would in the judgment of the Senior Lender impair the proceeds that could be obtained from such Collateral.

(f)                                    Upon the occurrence of (i) any Insolvency Event of Borrower, (ii) an assignment by any Borrower for the benefit of its creditors or (iii) the admission by any Borrower that it is unable to pay its debts as they come due, or in the event of a sale of all or substantially all of the assets, or any other marshaling of the assets and liabilities, or any recapitalization, refinancing or reorganization, of any Borrower, the Senior Obligations shall first be indefeasibly paid in full in cash and the Commitment terminated before the Junior Creditor shall be entitled to receive any money, distributions or other assets in any such proceeding (except for Reorganized Securities (as such term is hereinafter defined)).  In any such event, Junior Creditor shall retain the right to file a proof of claim, to vote and to otherwise act in any proceeding relating thereto (including, without limitation, the right to vote to accept or reject any plan proposed in any such proceeding), provided, that Junior Creditor shall not vote with respect to any such plan or take any other action in any way so as to (i) contest the validity, enforceability or priority of the Senior Obligations or the Senior Liens, (ii) contest the enforceability of any Senior Loan Agreement or this Agreement; or (iii) be adverse to the interests of the Senior Lender, and provided, further, that in the event that Junior Creditor fails to vote any claim in respect of any Junior Debt in connection with any proceeding prior to fifteen (15) Business Days before the expiration of the time to vote any such claim, then Senior Lender is hereby irrevocably authorized to have the nonexclusive right (but not the obligation) to vote such claim, and is hereby authorized to vote such claim for and on behalf of Junior Creditor; provided, that if following any such vote by Senior Lender, Junior Debtor timely votes such claim then such vote by Junior Debtor shall be deemed to control and supercede any such previous vote by Senior Lender and, upon the written request of Junior Creditor, Senior Lender will withdraw such previous vote.  If Junior Creditor does not file a proper claim, proof of debt, amendment of proof of debt, petition or other document as shall be necessary in order to have such Junior Debt allowed in any such proceeding and in the form required in any such Proceeding prior to fifteen (15) Business Days before the expiration of the time to file such claim, proof of debt, amendment of proof of debt, petition or other document, then Senior Lender is hereby irrevocably authorized to have the nonexclusive right (but not the obligation) to file, and is hereby authorized to file, an appropriate claim, proof of debt, amendment for and on behalf of such holder of Junior Debt, provided, that if following any filing of any such claim, proof of debt or amendment, Junior Creditor timely files a proper claim, proof of debt or amendment, then such filing by Junior Creditor shall be deemed to control and supercede any such previous filing by Senior Lender and, upon the written request of Junior Creditor, Senior Lender will withdraw such previous filing.  In furtherance of the foregoing, at the request of the Senior Lender, the Junior Creditor shall execute and deliver to the Senior Lender a separate power of attorney and such further powers and instruments as the Senior Lender may request to enable the Senior Lender to enforce its rights under this subsection.  The Junior Creditor agrees it will not seek participation or participate on any creditors’ committee without the prior written consent of the Senior Lender.  In the event the Senior Lender has consented to such participation, thereafter, at the request of the Senior Lender, the Junior Creditor shall resign from such committee.

(g)                                 The Senior Lender may, at any time and from time to time, without the consent of or notice to the Junior Creditor, without incurring responsibility or liability to the Junior Creditor and without impairing or releasing any right or remedy of the Senior Lender hereunder:

(i)                                     change the manner, place or terms of payment of, change or extend the time of payment of, or renew, increase or alter the Senior Obligations, or waive defaults under or amend the Senior Loan Agreement or any other Loan Document in any manner or enter into or amend in any manner or waive defaults under any other agreement relating to the Senior Obligations;

(ii)                                  sell, exchange, release or otherwise deal with any property by whomsoever at any time pledged to secure, or howsoever securing, the Senior Obligations;

(iii)                               release any Person liable in any manner for the payment or collection of any of the Senior Obligations;

(iv)                              exercise, refrain from or delay in exercising any rights against Borrower or any other Person; or

(v)                                 apply any sums by whomsoever paid or however realized to the Senior Obligations.

(h)                                 The Junior Creditor waives notice of acceptance of this Agreement.

(i)                                     The Junior Creditor will cause each note or other instrument that evidences any Junior Obligations (including, without limitation, the Junior Agreement and the Junior Note) to bear upon its face a statement or legend to the effect that such note or other instrument is subordinated to the Senior Obligations in the manner and to the extent set forth in this Agreement.  The Junior Creditor shall mark its books and records, including any financial statements, to show that the Junior Obligations are so subordinated to the Senior Obligations.

(j)                                     The Junior Creditor will not (i) except for the default rate of interest as set forth in the Junior Agreement and the Junior Note, increase the per annum rate of interest or increase the scheduled payment of principal applicable to the Junior Obligations as of the date of this Agreement or (ii) make any covenant or event of default under the Junior Agreement or the Junior Note more restrictive than such covenants and events of default thereunder as of the date hereof.

(k)                                  Subject to the indefeasible payment in full of the Senior Obligations in cash and the termination of the Commitment, the Junior Creditor shall be subrogated to the Senior Lender’s rights to receive payments or distributions in cash or property applicable to the Senior Obligations, and no payment or distribution made to the Senior Lender by virtue of this Agreement that otherwise would have been made to the Junior Creditor shall be deemed to be a payment by any Borrower on account of the Junior Obligations.

(1)                                  From time to time at the request of the Senior Lender, the Junior Creditor will permit the Senior Lender to inspect and make extracts from its books and records pertaining to the Junior Obligations and to examine any instruments or records now or hereafter held by the Junior Creditor creating or evidencing the Junior Obligations.

(m)                               The Junior Creditor will not sell, assign, transfer or otherwise dispose of all or any part of, or any interest in, the Junior Obligations to any Person without having first obtained (i) such Person’s agreement in writing to be bound as the Junior Creditor’s successor by the terms of this Agreement or, in the case of an interest in the Junior Obligations, an acknowledgment by such interest holder of the terms hereof, or (ii) the Senior Lender’s prior written consent.  The Senior Lender may at any time and from time to time assign its rights and interests under, in and to this Agreement in connection with any assignment by any of them of any part of or interest in any of the Senior Obligations (and any such assignment of any part or interest in any of the Senior Obligations may be made only with notice to Junior Creditor).

(n)                                 The Junior Creditor agrees that it will not exercise any right of setoff it may have against the Junior Obligations in respect of any obligation owed by the Junior Creditor to Borrower.

(o)                                 If any Borrower shall become subject to a case under the Bankruptcy Code, and if the Senior Lender desires to permit the use of cash collateral or to provide (or to permit another Person to provide) financing to such Borrower under either Section 363 or Section 364 of the Bankruptcy Code, the Junior Creditor agrees as follows: (i) adequate notice to the Junior Creditor shall be deemed to have been given to the Junior Creditor if the Junior Creditor receives notice at least five (5) Business Days prior to the hearing held by the applicable bankruptcy court to consider entry of an order approving such use or financing, provided that nothing in this subsection shall be deemed to entitle the Junior Creditor to any notice not required by the Bankruptcy Code and that no such notice need be given with respect to an interim order approving such use or financing so long as the conditions in clause (ii) hereof to avoid an objection by the Junior Creditor have been met, and (ii) no objection will be raised by the Junior Creditor to any such use or financing on the grounds of a failure to provide “adequate protection” of the Junior Lien or any other ground if the Junior Creditor is granted, with the approval of the applicable bankruptcy court, a lien on and security interest in the post-petition Collateral to secure any claim that it may have on account of the post-petition diminution in value of the Collateral, which lien shall be subordinate to the Lien of the Senior Lender and any Liens to which the Lien of the Senior Lender is subordinate.  For purposes of this subsection, “Lien” shall mean any liens granted to the Senior Lender pursuant to the Senior Loan Documents together with any post-petition liens and/or super-priority claims for post-petition financing and adequate protection of the Senior Lender’s pre-petition liens.  For purposes of this subsection, notice of a proposed financing or use of cash collateral shall be deemed given when made in the manner prescribed by this Agreement, or as the applicable bankruptcy court may approve, or, actual notice is given to the Junior Creditor or its counsel, whichever is soonest.

(p)                                 All liens, pledges and security interests of any nature upon or in any Collateral, to the extent such liens, pledges and security interests secure the Senior Obligations, have and shall be senior and prior in right to the liens, pledges and security interests of the Junior Creditor on the Collateral and such liens, pledges and security interests of the Junior Creditor are and shall be junior and subordinate to the liens, pledges and security interests of the Senior Lender to the extent such liens, pledges and security interests secure the Senior Obligations.  To the extent the liens, pledges and security interests of the Senior Lender secure the Excluded Portion, such liens, pledges and security interests shall be junior and subordinate in all respects to the liens, pledges and security interests of the Junior Creditor.

(q)                                 The Senior Lender may take any judicial or nonjudicial action, including any action to enforce its liens on or security interests in any or all of the Collateral, including, without limitation, to foreclose, execute, levy upon, or collect or dispose of any or all of the

Collateral (each, an “Enforcement Action”) as it shall determine in its sole and exclusive judgment.

(r)                                    The Junior Creditor agrees that, until all the Senior Obligations have been indefeasibly paid in full in cash and the Commitment has been terminated, the Junior Creditor shall not at any time when any Senior Lender Payment Default Notice shall be effective, a Senior Payment Default has occurred and is continuing, an Insolvency Event has occurred, or for 180 days after the Junior Creditor receives a Senior Lender Non-Payment Default Notice commence or continue to prosecute or otherwise proceed with an Enforcement Action, contact any account debtor of any Borrower, or otherwise take any action that will impede, interfere with, restrict or restrain the exercise by the Senior Lender of its right and remedies under the Senior Loan Agreement or which is contrary, prejudicial or inconsistent with the Senior Lender’s first priority secured position in the Collateral provided, that notwithstanding the foregoing but otherwise at all times subject to the terms of this Agreement, Junior Creditor shall not be prohibited from (i) filing suit and obtaining a judgment on the Junior Debt at any time after Senior Lender has filed suit to collect the Senior Obligations or taken action to foreclose or enforce any Liens of Senior Lender in the Collateral, provided such action is not adverse to the interests of Senior Lender, or (ii) taking any action specifically permitted by this Agreement.

(s)                                  The Junior Creditor agrees not to seek to avoid, contest or bring (or join in) any action or proceeding to contest the validity of any rights of the Senior Lender with respect to the Collateral, or the validity or reasonableness of any actions taken or omitted to be taken by the Senior Lender hereunder or in connection herewith, under the Senior Loan Agreement or under any other Loan Document, or in respect of any of the Collateral including, without limitation, (i) the timing, method, or manner of collecting, disposing of or liquidating any of the Collateral, (ii) the terms, including the price and percentage of consideration received in cash, of any such disposition or liquidation, or (iii) the failure to dispose of or liquidate any of the Collateral.  Without limitation of the foregoing, the Junior Creditor hereby waives, to the fullest extent permitted by law, (A) any right under Section 9-615(a) of the Uniform Commercial Code in effect in the State of Connecticut (“Code”) with respect to the application of disposition proceeds to the Senior Obligations, (B) any right to notice and objection under Section 9-620 of the Code, promptness, diligence, notice of acceptance, and any other notice with respect to any of the obligations under the Junior Agreement or the Junior Note, and (C) any requirement that the Senior Lender exhaust any right or take any action against Borrower, any other Person, the Collateral, or any other collateral.  In addition, the Junior Creditor agrees that the Senior Lender shall have no obligation to marshal any Collateral or to seek recourse against or satisfaction of any of the Senior Obligations from one source before seeking recourse against or satisfaction from another source.  The Junior Creditor further agrees that the net cash proceeds resulting from the Senior Lender’s exercise of any right to liquidate all or substantially all of the Collateral, including any and all Collections (after deducting all of the Senior Lender’s expenses related thereto), may be applied by the Senior Lender to such of the Senior Obligations and in such order as the Senior Lender may elect in its sole and absolute discretion, whether due or to become due.  The Junior Creditor further agrees that all of the Senior Lender’s remedies under the Loan Documents shall be cumulative, may be exercised simultaneously against any Collateral or in such order and with respect to such Collateral as the Senior Lender may deem desirable, and are not intended to be exhaustive.

(t)                                    Notwithstanding the lack of perfection of any of the liens or security interests of the Senior Lender with respect to any or all of the Collateral or any priority in time of perfection of any of the liens or security interests of the Junior Creditor over the liens or security interests of the Senior Lender with respect to any or all of the Collateral, the liens and security interests of the Senior Lender with respect to the Collateral to the extent set forth in Section 2(p) shall be superior and prior in right of payment and enforcement to any liens and security interests of the Junior Creditor with respect to the Collateral.

(u)                                 Junior Creditor agrees that it will not make any assertion or claim in any action, suit or proceeding of any nature whatsoever (including without limitation any bankruptcy, receivership or similar insolvency proceeding) in any way challenging the priority, validity or effectiveness of the Senior Lien.

(v)                                 Notwithstanding any provision of this Agreement to the contrary, this Agreement shall not limit the right of the Junior Creditor to receive any Reorganized Securities.  For purposes hereof, “Reorganized Securities” shall mean securities of Borrower or any other Person (including those of Borrower as reorganized) issued to the Junior Creditor in respect of all or a part of the Junior Obligations and provided for by a plan of reorganization in a proceeding under the Bankruptcy Code or in connection with an Insolvency Event of Borrower, provided, that (i) such securities are (a) equity securities or (b) debt securities subordinated to the Senior Obligations (and any debt securities received by the holders of the Senior Obligations in such proceeding) at least to the same extent as the Junior Obligations are subordinated to the Senior Obligations pursuant to this Agreement and (ii) such securities are authorized by a court of competent jurisdiction in a final order or decree which, in the case of debt securities, gives effect to this proviso and the subordination of such debt securities to the Senior Obligations (and any debt securities received by the holders of the Senior Obligations in such proceeding) on the terms set forth in this Agreement.

(w)                               Upon the sale of any Collateral by or on behalf of the Senior Lender in connection with any Enforcement Action by the Senior Lender, the Junior Lender shall be deemed to have consented (and does hereby consent) to such sale and to have released (and does hereby release) any Junior Lien in the Collateral being sold in such sale and shall, at the request of the Senior Lender, take all action and, if required, execute and deliver all documents reasonably requested by the Senior Lender in connection therewith; provided that such release by the Senior Lender shall not extend to or otherwise affect any rights of the Junior Creditor to the proceeds from any such sale.  The Senior Lender shall promptly apply such proceeds to the Senior Obligations and after application to the Senior Obligations, the Senior Lender shall promptly deliver any excess proceeds to Junior Creditor.  The Junior Lender hereby appoints and constitutes the Senior Lender as its attorney in fact and authorizes the Senior Lender to make any payment on or take any act necessary or desirable to protect or preserve any of the Collateral and to terminate and release the Junior Lien on the Collateral if the Senior Lender exercises any of its rights and remedies under any of the Loan Documents.  This power of attorney is coupled with an interest and is irrevocable.

SECTION 3.                            Collateral In Possession and Payments.  In the event that the Senior Lender takes possession of or has “control” (as such term is used in the Code as in effect in each applicable jurisdiction) over any Collateral for purposes of perfecting its Lien therein, the Senior Lender shall be deemed to be holding such Collateral as representative for the Junior Creditor solely for purposes of perfection of its Lien under the Code.  Promptly following the indefeasible payment in full in cash of the Senior Obligations and the termination of the Commitment, the Senior Lender shall, upon the request of the Junior Creditor, deliver the remainder of the Collateral, if any, in its possession to the Junior Creditor, and to the extent permitted by the applicable documents, assign to Junior Creditor the Senior Lender’s rights under cash management and related account control or account pledge agreements relating to Borrowers (in each case, except as may otherwise be required by applicable law or court order) and take such other action reasonably requested by the Junior Creditor to effectuate such assignment.  Following the termination of the Commitment and the indefeasible payment in full in cash of the Senior Obligations, the Senior Lender shall deliver to the Junior Creditor or as a court of competent jurisdiction may otherwise direct any remaining Collateral and any proceeds thereof held or received by the Senior Lender, in the same form received, together with any necessary endorsements.  In connection with any transfer of possession or control of any of the Collateral, the Senior Lender shall take all reasonable actions in its power requested by the Junior Creditor (with all costs and expenses (including reasonable legal fees) in connection therewith to be paid by Borrowers and/or the Junior Creditor) to permit the Junior Creditor to obtain a first priority Lien in the Collateral.

SECTION 4.                            Further Assurances.  The Junior Creditor shall, at any time and from time to time, at Borrowers’ expense, promptly execute and deliver all further instruments and documents and take all further action that the Senior Lender may request to protect any right or interest granted or purported to be granted hereby or to enable the Senior Lender to exercise and enforce its rights and remedies hereunder.

SECTION 5.  Obligations Unimpaired.  Nothing in this Agreement shall impair as between any Borrower, on the one hand, and the Senior Lender or the Junior Creditor, on the other hand, the obligations of Borrowers to the Senior Lender or the Junior Creditor, as the case may be.

SECTION 6.                            Termination: Reinstatement.

(a)                                  This Agreement shall terminate and cease to be of any further force or effect ninety (90) days after the later of (i) the termination of the Commitment and (ii) the indefeasible payment in full in cash of the Senior Obligations.

(b)                                 If, at any time, all or part of any payment with respect to the Senior Obligations theretofore made by any Borrower or any other Person is rescinded or must otherwise be returned by the Senior Lender for any reason whatsoever (including, without limitation, as a result of any Borrower or any other Person becoming the subject of an Insolvency Event), this Agreement shall continue to be effective or be reinstated, as the case may be, all as though such payment had not been made.

SECTION 7.  Benefit of Agreement.  Except as expressly provided in Section 4, nothing in this Agreement, express or implied, shall give or be construed to give to any Person including, without limitation, any Borrower (but excluding the Senior Lender) any legal or equitable right, remedy or claim under this Agreement or under any covenant or provision contained herein, all such covenants and provisions being for the sole and exclusive benefit of the Senior Lender.

SECTION 8.                            Representations and Warranties of Junior Creditor.  Junior Creditor hereby represents and warrants as follows:

(a)                                  it has full power, authority and legal right to execute, deliver and perform this Agreement, and the execution, delivery and performance of this Agreement will not violate any provision of law, governmental regulation, order or decree or any provision of any indenture, mortgage, contract or other agreement to which the it is party or by which it is bound;

(b)                                 no consent, license, approval or authorization of, or registration or declaration with, any governmental instrumentality, domestic or foreign, is required in connection with the execution, delivery and performance by it of this Agreement;

(c)                                  this Agreement constitutes its legal, valid and binding obligation enforceable against its in accordance with the terms hereof.

SECTION 9.                            Notices.

(a)                                  All notices and other communications hereunder shall be in writing and sent by certified or registered mail, return receipt requested, by overnight delivery service, with all charges prepaid, by hand delivery, or by telecopier followed by a hard copy sent by regular mail, if to the Senior Lender, then to Bank of America, N.A., One Landmark Square, 2nd Floor, CT EH 42202A, Stamford, Connecticut 06901 Attention: Deirdre Z. Sikora (Telecopier: (203) 964-9038); if to Borrower, then to IWT Tesoro Corporation, 191 Post Road West, Westport, Connecticut 06880, Attention: Henry J. Boucher, Jr., CEO (Telecopier: (203) 221-2770) and if to the Junior Creditor, then to Laurus Master Fund, Ltd. c/o Laurus Capital Management, LLC, 825 Third Avenue, New York, New York 10022, Attention: John E. Tucker, Esq., (Telecopier: (212) 541-5800); and in each case, to such other address as a party may specify to the other parties in the manner required hereunder.  All such notices and correspondence shall be deemed given (i) if sent by certified or registered mail, three (3) Business Days after being postmarked, (ii) if sent by overnight delivery service or by hand delivery, when received at the above stated addresses or when delivery is refused, and (iii) if sent by telecopier transmission, when such transmission is confirmed.

(b)                                 The Senior Lender shall provide the Junior Creditor and the Junior Creditor shall provide the Senior Lender with a copy of each notice of default (to the extent permitted hereunder) sent to Borrowers concurrently with the sending thereof and promptly notify the Junior Creditor or the Senior Lender, respectively, in the event that the default which is the subject of such default notice is cured or waived, provided that the failure to give any such notice shall not limit or otherwise affect any party’s rights under this Agreement.

SECTION 10.                     Amendments and Waivers.  No amendment or waiver of any provision of this Agreement, or consent to any departure by the Junior Creditor, or any Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Senior Lender, Borrowers and the Junior Creditor.

SECTION 11.  Delays: Partial Exercise of Remedies.  No delay or omission of the Senior Lender to exercise any right or remedy hereunder shall impair any such right or operate as a waiver thereof.  No single or partial exercise by the Senior Lender of any right or remedy shall preclude any other or further exercise thereof, or preclude any other right or remedy.

SECTION 12.  Counterparts: Telecopied Signatures.  This Agreement and any waiver or amendment related hereto may be executed in counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.  This Agreement may be executed and delivered by telecopier or other facsimile transmission all with the same force and effect as if the same were a fully executed and delivered original manual counterpart.

SECTION 13.  Severability.  If any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

SECTION 14.  Entire Agreement: Successors and Assigns.  This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof, supersedes any prior written and verbal agreements among them with respect to the subject matter hereof, and shall bind and benefit the parties (including, without limitation, the Senior Lender) and their respective successors and permitted assigns.  Borrowers and Junior Creditor each acknowledge and agree that Senior Lender at any time and from time to time may sell, assign or grant participating interests in or transfer all or any part of its rights or obligations under this Agreement, the Senior Obligations, the Collateral and/or the Loan Documents to one or more other persons, including, without limitation, financial institutions (each such transferee, assignee or purchaser, a “Transferee”).  In such case, the Transferee shall have all of the rights and benefits with respect to the portion of such Senior Obligations, the Collateral, this Agreement and/or the Loan Documents, as the case may be, held by it as fully as if such Transferee were the original holder thereof (including, without limitation, rights of set off and recoupment), and shall become vested with all of the powers and rights given to Lender hereunder with respect thereto, and shall be deemed to be the “Senior Lender” for all purposes hereunder, the predecessor Senior Lender shall thereafter be forever released and fully discharged from any liability or responsibility hereunder with respect to the rights and interests so assigned, and either the Senior Lender or any Transferee may be designated as the sole agent to manage the transactions and obligations contemplated herein.

SECTION 15.  Conflict.  In the event of any express conflict between any term, covenant or condition of this Agreement and any term, covenant or condition of any of the

Senior Loan Agreement, the other Loan Documents, the Junior Agreement, the Junior Note or the other Junior Documents, the provisions of this Agreement shall control.

SECTION 16.  Statement of Indebtedness.  Upon demand by the Senior Lender, the Junior Creditor will furnish to the Senior Lender a statement of indebtedness owing from Borrowers to the Junior Creditor.  The Senior Lender may rely without further investigation upon any such statement.  Upon demand by Junior Creditor, the Senior Lender will furnish to the Junior Creditor a statement of indebtedness owing from Borrowers to the Senior Lender.  The Junior Creditor may rely without further investigation upon any such statement.

SECTION 17.  SPECIFIC PERFORMANCE.  THE SENIOR LENDER IS HEREBY AUTHORIZED TO DEMAND SPECIFIC PERFORMANCE OF THIS AGREEMENT AT ANY TIME WHEN THE JUNIOR CREDITOR SHALL HAVE FAILED TO COMPLY WITH ANY OF THE PROVISIONS OF THIS AGREEMENT APPLICABLE TO IT.  THE JUNIOR CREDITOR HEREBY IRREVOCABLY W AWES ANY DEFENSE BASED ON THE ADEQUACY OF A REMEDY AT LAW THAT MIGHT BE ASSERTED AS A BAR TO SUCH REMEDY OF SPECIFIC PERFORMANCE.

SECTION 18.  GOVERNING LAW.  THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AGREEMENT AND ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, WHETHER SOUNDING IN CONTRACT, TORT OR EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS AND DECISIONS (AS OPPOSED TO THE CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF CONNECTICUT.

SECTION 19.  SUBMISSION TO JURISDICTION.  ALL DISPUTES BETWEEN OR AMONG ANY OF THE PARTIES HERETO, WHETHER SOUNDING IN CONTRACT, TORT OR EQUITY OR OTHERWISE, SHALL BE RESOLVED ONLY BY STATE AND FEDERAL COURTS LOCATED IN THE STATE OF CONNECTICUT AND THE COURTS TO WHICH AN APPEAL THEREFROM MAY BE TAKEN; PROVIDED, HOWEVER, THAT THE SENIOR LENDER SHALL HAVE THE RIGHT, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, TO PROCEED AGAINST THE JUNIOR CREDITOR ENFORCE THE PROVISIONS HEREOF IN ANY OTHER COURT OF COMPETENT JURISDICTION OR VENUE.  EACH OF THE JUNIOR CREDITOR,  AND EACH BORROWER WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF ANY SUCH COURT IN WHICH THE SENIOR LENDER HAS COMMENCED A PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON FORUM NON CONVENIENS.

SECTION 20.  JURY TRIAL.  EACH OF THE PARTIES HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO (I) THIS AGREEMENT OR (II) ANY CONDUCT, ACT OR OMISSION OF THE JUNIOR CREDITOR, ANY BORROWER, THE SENIOR LENDER OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS,

EMPLOYEES, AGENTS, ATTORNEYS OR OTHER AFFILIATE, IN EACH CASE WHETHER SOUNDING IN CONTRACT, TORT OR EQUITY OR OTHERWISE.

SECTION 21.  EFFECT OF THIS AGREEMENT.  THIS AGREEMENT HAS BEEN ENTERED INTO BY THE JUNIOR CREDITOR AND SENIOR LENDER TO AMEND AND RESTATE THAT CERTAIN AMENDED AND RESATED SENIOR SUBORDINATION AGREEMENT BY AND BETWEEN JUNIOR CREDITOR AND SENIOR LENDER AND DATED FEBUARY 10, 2006 (“AMENDED AND RESATED SENIOR SUBORDINATION AGREEMENT”), WHICH AMENDED AND RESTATED THAT CERTAIN SENIOR SUBORDINATION AGREEMENT BY AND BETWEEN JUNIOR CREDITOR AND FLEET CAPITAL CORPORATION NOW KNOWN AS BANK OF AMERICA, N.A. AND DATED AUGUST 25, 2005.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed by its proper and duly authorized officer or general partner as of the date first set forth above.

BANK OF AMERICA, N.A.,
successor to Fleet Capital Corporation

By:
Deirdre Z. Sikora
Title: Vice President

LAURUS MASTER FUND, LTD.

By:
Name:
Title:

[Signature Page to Senior Subordination Agreement]

ACKNOWLEDGMENT

The undersigned hereby acknowledges the provisions of the foregoing Senior Subordination Agreement, consents to the terms thereof and agrees to abide by the terms thereof.

IWT TESORO CORPORATION

By:
Name:
Title:

INTERNATIONAL WHOLESALE TILE, INC.

By:
Name:
Title:

THE TILE CLUB, INC.

By:
Name:
Title:

IMPORT FLOORING GROUP, INC.

By:
Name:
Title: